GAMNA SERIES FUND, INC.
                           GAMNA Focus Fund

                  Supplement dated June 5, 2003 to the
                   Prospectus dated October 30, 2002

     The second paragraph of the section "The Fund's Investment Adviser" in the prospectus for GAMNA Focus Fund, is amended and supplemented as follows:

     On May 12, 2003, Gartmore Global Investments ("Gartmore") acquired Groupama Asset Management N.A. ("Groupama"), the investment adviser of the GAMNA Focus Fund (the "Fund"). Immediately following the Acquisition, Gartmore Separate Accounts LLC ("GSA"), a newly registered investment adviser, assumed the investment advisory and operational responsibilities of Groupama and employed substantially all of Groupama's personnel, including the Fund's portfolio manager. Concurrent with the closing of the acquisition, GAMNA Series Funds, Inc. was renamed Gartmore Mutual Funds II, Inc. and GAMNA Focus Fund was renamed Gartmore Focus Fund.

     The closing of the acquisition resulted in an assignment and, therefore a termination, of the Fund's existing Investment Advisory Agreement under the Investment Company Act of 1940, as amended (the "1940 Act"). In anticipation of the closing, the Board of Directors approved an Interim Advisory Agreement with GSA (the "Interim Agreement") which went into effect on May 12, 2003. At a meeting on May 29, 2003, the Board of Directors, including the non-interested members of the Board, approved new advisory agreements with GSA and Gartmore Mutual Fund Capital Trust, an affiliate of Gartmore, and recommended that the agreements be submitted to stockholders for their approval. The Interim Agreement will terminate upon the earlier of (i) stockholder approval of the new advisory agreements or (ii) 150 days after the date of the Interim Agreement.

     At the meeting on May 29, 2003, the Board of Directors also approved changing the Fund's distributor, transfer agent and administrator to Gartmore Distribution Services, Inc., Gartmore SA Capital Trust and Gartmore Investors Services, Inc., respectively, which are each affiliates of Gartmore. Gartmore anticipates that it will sub-contract certain of these services to BISYS Fund Services Ohio, Inc. The Board of Directors also approved changing the Fund's custodian to JPMorgan Chase Bank. It is anticipated that these changes will take effect during the third quarter 2003.

     Gartmore leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide. The affiliated advisers that comprise the Gartmore Group collectively manage more than $69 billion in nontaxable and taxable assets. Gartmore Group's clients include individuals as well as institutions such as corporate and public pension plans, foundations, endowments, mutual fund companies and insurance companies.

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